Exhibit 99.1

INSTALLED BUILDING PRODUCTS CLOSES AMENDED

AND EXTENDED ABL CREDIT FACILITY

Columbus, Ohio, February 18, 2022 Installed Building Products, Inc. (the “Company” or “IBP”) (NYSE: IBP), an industry-leading installer of insulation and complementary building products, today announced that the Company has amended its asset-based lending credit facility (“New ABL Revolver”), which now provides up to $250 million in asset-based borrowing capacity and extends the maturity date to February 17, 2027. The New ABL Revolver terms amend the terms of the prior $200 million asset-based lending credit facility terms, which was undrawn and set to mature on September 26, 2024. There is nothing currently drawn on the New ABL Revolver.

As a part of the Company’s ongoing ESG effort, this amendment also provides the Company with the ability to establish sustainability-linked key performance indicator targets and reduce drawn and unused fees at a later date.

Bank of America, N.A. served as Administrative Agent. KeyBank National Association and US Bank National Association served as the Syndication Agents and PNC Bank, National Association, and Northwest Bank are also lenders.

Additional details on the New ABL Revolver may be found in the Form 8-K to be filed with the Securities and Exchange Commission.

About Installed Building Products

Installed Building Products, Inc. is one of the nation’s largest new residential insulation installers and is a diversified installer of complementary building products, including waterproofing, fire-stopping, fireproofing, garage doors, rain gutters, window blinds, shower doors, closet shelving and mirrors and other products for residential and commercial builders located in the continental United States. The Company manages all aspects of the installation process for its customers, from direct purchase and receipt of materials from national manufacturers to its timely supply of materials to job sites and quality installation. The Company offers its portfolio of services for new and existing single-family and multi-family residential and commercial building projects in all 48 continental states and the District of Columbia from its national network of over 210 branch locations.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including with respect to the housing market and the commercial market, our operations, our ESG initiatives and the expected impact thereof, our financial and business model, expansion of our national footprint and end markets, diversification of our products and our ability to grow and strengthen our market position. Forward-looking statements may generally be identified by the use of words such as “anticipate,” “believe,” “expect,” “intends,” “plan,” and “will” or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Any forward-looking statements that we make herein and in any future reports and statements are not guarantees of future performance, and actual results may differ materially from those expressed in or suggested by such forward-looking statements as a result of various factors, including, without limitation, the duration, effect and severity of the COVID-19 crisis; any recurrence of COVID-19, including through any new variant strains of the virus, and the related surges in positive COVID-19 cases; the adverse impact of the COVID-19 crisis on our business and financial results, our supply chain, the economy and the markets we serve; general economic and industry conditions; the material price and supply environment; the timing of increases in our selling prices; the risk that the Company may reduce, suspend or eliminate dividend payments in the future; and the factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as the same may be updated from time to time in our subsequent filings with the Securities and Exchange Commission. In addition, any future declaration of dividends will be subject to the final determination of our Board of Directors. Any forward-looking statement made by the Company in this press release speaks only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect it. The Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Contact Information:

Investor Relations:

614-221-9944

investorrelations@installed.net

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